UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
November 14, 2008
IDEARC INC.
(Exact name of registrant as specified in its charter)

Delaware	1-32939	20-5095175
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer
Identification Number)
2200 West Airfield Drive, P.O. Box 619810, DFW Airport, Texas 75261
(Address of Principal Executive Offices)
(972) 453-7000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.
     Idearc Inc. (the “Company”) intends to make its semi-annual interest payment under the Company’s 8% Senior Notes due 2016 on its scheduled due date of November 17, 2008.
     As previously announced, the Company has retained Merrill Lynch & Co. and Moelis & Company as financial advisors and continues to review alternatives related to the Company’s capital structure.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDEARC INC.
	By:	/s/ Cody Wilbanks
		Name:	Cody Wilbanks
Date: November 14, 2008		Title:	Executive Vice President, General Counsel and Secretary

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